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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 3, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


           Delaware                   1-12295               76-0513049
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)         Identification No.)


      500 Dallas, Suite 2500, Houston, Texas             77002
     (Address of principal executive offices)         (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 2.02.  Results of Operations and Financial Condition

     Genesis Energy, L.P. ("GELP") issued a press release on November 3, 2006 regarding its financial results for the quarter ended September 30, 2006, and held a webcast conference call discussing those results on November 3, 2006. A copy of this earnings press release is furnished as Exhibit 99.1 to this report.

     The webcast conference call will be available for replay on Genesis Energy, L.P.'s website at www.genesiscrudeoil.com. A summary of this conference call is archived on our website.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

     Use of Non-GAAP Financial Measures

     Our earnings press release includes the non-generally accepted accounting principle ("non-GAAP") financial measure of Available Cash before Reserves. The press release provides a reconciliation of this non-GAAP financial measure to its most directly comparable financial measure calculation, net cash flows from operating activities, as presented in accordance with accounting principles generally accepted in the placecountry-regionUnited States of America ("GAAP"). Our non-GAAP measure should not be considered as an alternative to GAAP measure such as net income, operating income or cash flow from operating activities or any other GAAP measure of liquidity or financial performance.

     Available cash. Available Cash before Reserves is a liquidity measure used by management to compare cash flows generated by us to the cash distribution paid to our limited partners and general partner. This is an important financial measure to the public unitholders since it is an indicator of our ability to provide a cash return on their investment. Specifically, this financial measure aids investors in determining whether or not we are generating cash flows at a level that can support a quarterly cash distribution to the partners. Lastly, Available Cash before Reserves (also referred to as distributable cash flow) is the quantitative standard used throughout the investment community with respect to publicly-traded partnerships.

     We define available cash as net income or loss plus: (1) depreciation and amortization expense; (2) cash proceeds from the sale of certain assets; (3) the addition of losses or subtraction of gains relating to the sale of assets; (4) payments under direct financing leases in excess of the amount recognized as income; (5) the addition of losses or subtraction of gains on derivative financial instruments; (6) available cash generated by equity method investments; (7) the subtraction of maintenance capital expenditures incurred to replace or enhance partially or fully depreciated assets so as to sustain the existing operating capacity or efficiency of our assets and extend their useful lives; and (8) the addition of losses or subtraction of gains relating to other non-cash amounts affecting net income for the period.



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Item 9.01.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

             Not applicable

     (b) Pro forma financial information.

             Not applicable.

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            *99.1. Genesis Energy, L.P. press release, dated November 3, 2006.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GENESIS ENERGY, L.P.
                                   (A Delaware Limited Partnership)

                                    By: GENESIS ENERGY, Inc., as
                                          General Partner


Date: November 3, 2006              By:     /s/  ROSS A. BENAVIDES
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                                             Ross A. Benavides
                                             Chief Financial Officer